================================================================================

                           SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                               (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          Bergstrom Capital Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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Notes:

                         BERGSTROM CAPITAL CORPORATION

                       221 First Avenue West, Suite 320
                        Seattle, Washington 98119-4224
                               ________________

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 5, 2001

To the Stockholders of
BERGSTROM CAPITAL CORPORATION

     NOTICE IS HEREBY GIVEN that by order of the Board of Directors, the Annual Meeting of Stockholders of Bergstrom Capital Corporation, a Delaware corporation (the "Company"), will be held in the Kirkland Cutter Room, The Rainier Club, 820 Fourth Avenue, Seattle, Washington, on November 5, 2001, at 11:00 a.m., Seattle time, for the following purposes, all as more fully described in the accompanying Proxy Statement:

          1. To elect one director to hold office until the Annual Meeting of Stockholders in 2004 and until his successor shall be elected and shall qualify;

          2. To approve or disapprove a new Investment Management and Advisory Agreement (the "New Advisory Agreement") between the Company and Dresdner RCM Global Investors LLC; and

          3. To transact any other business which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September 14, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof, and only stockholders of record at the close of business on such date are entitled to so vote. The stock transfer books of the Company will not be closed. A complete alphabetical listing of stockholders entitled to vote at the meeting or any adjournment thereof, including their addresses and number of shares registered in the name of each such stockholder, will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours for the ten days prior to the meeting, at the office of the Company in Seattle, Washington, specified above, and will be available for inspection by any stockholder at the time of the meeting, at the place thereof.

     The Board of Directors of the Company, including all of the directors who are not "interested persons" within the meaning of the Investment Company Act of 1940, as amended, recommends that stockholders elect the nominee for director and approve the New Advisory Agreement by voting FOR the nominee listed under Proposal 1 and FOR Proposal 2 in the enclosed Proxy.

     Please execute and return the enclosed Proxy promptly in the enclosed envelope, whether or not you intend to be present at the meeting. You are urged to attend and vote in person. If you are not able to attend, it is important that your shares be represented by Proxy. You may revoke your Proxy at any time before it is voted.

                                   By Order of the Board of Directors


                                   Suzanne M. Schiffler
                                   Secretary
Seattle, Washington
September 20, 2001

                         BERGSTROM CAPITAL CORPORATION
                       221 First Avenue West, Suite 320

                        Seattle, Washington 98119-4224

                                 ============

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Bergstrom Capital Corporation, a Delaware corporation (the "Company"), of Proxies to be used at the Annual Meeting of Stockholders of the Company, to be held on November 5, 2001, and any adjournment thereof, for action upon the matters set forth in the foregoing Notice of Annual Meeting of Stockholders.

     All shares represented by each properly signed Proxy received prior to the meeting will be voted at the meeting. If a stockholder specifies how the Proxy is to be voted on any of the business to come before the meeting, it will be voted in accordance with such specification. If no specification is made, the Proxy will be voted FOR the election of the director nominated by the Board of Directors (Proposal 1) and FOR Proposal 2. The Proxy may be revoked by a stockholder, at any time prior to its use, by written notice to the Company, by submission of a subsequent Proxy or by voting in person at the meeting.

     If a vote is taken on adjournment of the meeting, or any other procedural matters, Proxies will be voted at the discretion of the persons voting the Proxies so as to facilitate the election of the director nominated by the Board of Directors (Proposal 1) and the adoption of Proposal 2. Accordingly, absent contrary instructions on the Proxy card, Proxies withholding votes on Proposal 1 or abstaining on or opposing Proposal 2 may be voted on procedural matters, such as adjournment, to facilitate an opposite result.

     The representation in person or by proxy of at least one-third of the shares of Capital Stock entitled to vote is necessary to constitute a quorum for transacting business at the meeting. For purposes of determining the presence of a quorum, abstentions, withheld votes and broker "non-votes" will be counted as present. Broker "non-votes" occur when the Company receives a Proxy from a broker or nominee who does not have discretionary power to vote on a particular matter and has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the Proxy. The director nominated in Proposal 1 will be elected by a plurality of the shares voting and entitled to vote thereon at the meeting, and Proposal 2 requires the approval of a majority of the outstanding shares of the Company as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Withheld votes and broker non-votes will not be counted in favor of or against, but will have no other effect on, the vote for Proposal 1. Abstentions and broker non-votes will have the effect of a vote against Proposal 2.

     The cost of solicitation, including postage, printing and handling, and the expenses incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners, will be borne by the Company. The solicitation is to be made primarily by mail, but may be supplemented by telephone calls, telegrams and personal interviews. This Proxy Statement and the enclosed form of Proxy were first mailed to stockholders on or about September 20, 2001.

     At the close of business on September 14, 2001, the record date for the determination of stockholders entitled to vote at the meeting, there were outstanding 1,000,000 shares of Capital Stock. Each share is entitled to one vote.

     The following table sets forth information as of June 30, 2001 with respect to all persons known by the Company to be the beneficial owners of more than 5% of the Company's Capital Stock and with respect to the beneficial ownership of the Company's Capital Stock by all directors and the executive officer of the Company as a group:

                                           Amount and Nature of                 Percent
       Name and Address                 Beneficial Ownership /(1)/             of Class
       ----------------                 --------------------------             --------
       Erik E. Bergstrom                        224,000/(2)/                    22.40%
         P.O. Box 126
         Palo Alto, CA  94302
       Directors and executive                  231,310/(3)/                     23.1%
         officer as a group
         (5 persons)

___________________________________

/(1)/ Sole voting and investment power unless otherwise indicated in the notes below.
/(2)/ Includes 66,000 shares owned by Federal United Corporation, a corporation controlled by Mr. Bergstrom. Does not include 24,000 shares beneficially owned by Mr. Bergstrom's wife, 20,000 shares owned by Erik E. and Edith H. Bergstrom Foundation, Inc., and 14,305 shares owned by Sharon's Trust, of which Mr. Bergstrom is one of three trustees, as to all of which Mr. Bergstrom disclaims any beneficial interest.
/(3)/ Includes the shares shown in the table above as beneficially owned by Mr.
      Bergstrom. See "ELECTION OF DIRECTOR" for information regarding shares owned by the other directors and the executive officer.

        So far as is known to management of the Company, on June 30, 2001 no other person owned beneficially more than 5% of the Capital Stock of the Company, although on such date Cede & Co., a nominee of Depository Trust Company ("DTC"), owned of record 704,748 shares of Capital Stock of the Company, including a portion of the shares beneficially owned by Mr. Bergstrom, or approximately 70.5% of the number of shares outstanding as of such date. DTC is a depository of securities for brokers, dealers and other institutional investors. Securities are so deposited for the purpose of permitting book entry transfers of securities among such investors. Except as otherwise indicated above, the Company does not know the names of beneficial owners of Capital Stock which is on deposit with DTC.

        The Company will furnish, without charge, a copy of its 2000 Annual Report and 2001 Semi-Annual Report to any stockholder upon request by telephone at 1-800-426-5523 or in writing directed to: EquiServe Trust Company, N.A., 150 Royall Street, Canton, MA 02021.

        State Street Bank and Trust Company is the custodian and accounting agent, and EquiServe Trust Company, N.A. is the transfer agent and dividend paying agent, for the Company. William L. McQueen & Associates, whose address is the same as that of the Company, provides certain administrative services to the Company, as described herein under "ELECTION OF DIRECTOR -- Officers of the Company."

     Each proposal to be voted upon has been independently considered by the Board of Directors. The Board of Directors is recommending that stockholders vote FOR the election of the director nominated by the Board of Directors (Proposal 1) and FOR approval of the new advisory agreement (Proposal 2).

                             ELECTION OF DIRECTOR

                                 (Proposal 1)

Explanation and History of Company's Classified Board of Directors

     At the 1979 Annual Meeting of Stockholders of the Company, approximately 84% of the shares voted on the proposal were cast in favor of a proposal to amend the Certificate of Incorporation to classify directors into three classes, each of approximately the same size, with one class of directors to be elected annually. In addition, the stockholders then approved amendments to the Certificate of Incorporation to require the affirmative vote of at least two-thirds of the number of shares of voting stock outstanding to approve any proposal to dissolve, merge or consolidate the Company, to sell its assets or to effect any amendment to the Certificate of Incorporation to make the stock a redeemable security (or to amend any of the foregoing provisions). The impetus for these proposals was the Board of Directors' awareness that there were efforts being made to effect structural changes in other closed-end investment companies, such as dissolution or merger, or causing the companies to become open-ended and thus stand ready to redeem their outstanding shares. The Board of Directors is not aware of any such efforts currently being made with respect to the Company.

     The Board of Directors believed in 1979 and continues to believe that the primary purpose of such structural changes is to generate a one-time profit through the elimination of the discount between the market price and the net asset value of closed-end investment companies. The Board of Directors also believed that the present closed-end structure which was adopted by the Company when it was founded in 1968 was a more appropriate vehicle for long-term capital growth, since there is no need to consider the possible impact of purchases and redemptions upon investment strategy, which, in the Board's view, would be a consideration if the Company were open-ended. Further, in the event the Company were an open-end mutual fund, and its share redemptions exceeded sales of new shares, the amount of its assets would decline, as would the advisory fee paid to the Company's investment adviser, unless an increase in this fee were approved by the Board of Directors and stockholders.

     One of the purposes of the 1979 amendments was to discourage attempts to take over control of the Company in a transaction not approved by the Company's Board of Directors by making it more difficult for anyone to obtain control in a short time and thereby impose his will on the remaining stockholders. With respect to the classified Board of Directors which was approved at the 1979 Annual Meeting, the Board then believed and continues to believe that a staggered election of directors moderates the pace of any attempted change in management by extending the time required to elect the majority of the directors from one to two years. Further, under Delaware law, directors who are members of a board which is classified (as is the case of the Company's Board) may not be removed from office except for cause unless the Certificate of Incorporation provides otherwise, which the Company's does not.

Nominee for Election and Directors

     Pursuant to the classified system for electing directors described above, at the Annual Meeting of Stockholders held in 1998, the stockholders elected this year's nominee for the Board of Directors, William H. Sperber, to serve for a term of three years. Mr. Sperber has been nominated to hold office as a director of the Company for an additional three-year term which will expire at the time of the Annual Meeting of Stockholders of the Company to be held in 2004. If authority is granted to vote in the election to fill the director position open in 2001, the enclosed Proxy will be voted for Mr. Sperber, who has consented to continue to serve as a director of the Company.

     In the unanticipated event that the nominee cannot for some reason be a candidate, then the Proxy holders may vote in favor of such substitute nominee as the Board of Directors shall designate or the Board of Directors may reduce the number of directors to be elected. The Company knows of no current circumstances which would render the nominee unable to accept nomination or election.

     The following table sets forth the individual nominated for election as a director and the Company's directors whose terms will continue following the Annual Meeting, together with their ages, the number of shares of Capital Stock of the Company beneficially owned by each such director as of June 30, 2001, and other information.

                                                                                                    Capital Stock
                                                                                                   of the Company
                            Position, if any, with the Company and                      Present     Beneficially
                            the Adviser, Principal Occupation and        Director         Term      Owned at June    Percent of
      Name and Age                   Business Experience                  Since         Expires     30, 2001/(1)/      Class
--------------------      ----------------------------------------    ------------    ----------  ----------------  ------------
William H. Sperber         Retired; Chairman, President, Chief           November        2001         500/(2)/         0.05%
      (68)                 Executive Officer and co-founder of The        1997
                           Trust Company of Washington from July
                           1992 to December 1999; Director and
                           President of Manzanita Capital, Inc. (a
                           holding company for a trust company and
                           a securities broker- dealer and
                           investment adviser) from January 1999
                           to December 1999.

William L. McQueen*        President of the Company since November       November        2002         110/(3)/         0.01%
      (70)                 1980; Treasurer of the Company from            1980
                           October 1986 to June 1987 and since
                           January 1988; Secretary of the Company
                           from October 1976 to November 1980; in
                           practice as a certified public
                           accountant and sole proprietor of
                           William L. McQueen & Associates for
                           more than five years.

Norman R. Nielsen          Director of AtomicTangerine (a venture        October         2002        6,400/(4)/         0.64%
      (60)                 consulting affiliate of SRI                    1976
                           International) and its predecessors for
                           more than five years.

                                                                                                    Capital Stock
                                                                                                   of the Company
                            Position, if any, with the Company and                      Present     Beneficially
                            the Adviser, Principal Occupation and        Director         Term      Owned at June    Percent of
      Name and Age                   Business Experience                  Since         Expires     30, 2001/(1)/      Class
--------------------      ----------------------------------------    ------------    ----------  ----------------  ------------
Erik E. Bergstrom*         Chairman of the Board of Directors (but       October         2003     224,000/(5)/        22.40%
      (63)                 not an officer) of the Company; private        1976
                           investor; officer of Federal United
                           Corporation (a personal holding
                           company); President and director of
                           Erik E. and Edith H. Bergstrom
                           Foundation, Inc. (a private foundation
                           which makes grants to charitable
                           organizations), all for more than five
                           years; and President and director of
                           Bergstrom Advisers, Inc. from June 1976
                           to November 1998./(6)/

George Cole Scott          Account Executive and Investment              October         2003         300/(7)/         0.03%
      (64)                 Advisor Representative for Anderson &          1976
                           Strudwick, Inc. (a securities
                           broker-dealer) for more than five
                           years; President and Portfolio Manager
                           of Closed-End Fund Advisors, Inc. (an
                           investment adviser) since October 1996;
                           and President and sole owner of Cole
                           Publishing, Inc. (an investment
                           consulting firm) from February 1988 to
                           April 1996.

_____________________________
/(*)/ An "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Bergstrom is an interested person by virtue of the magnitude of his stock ownership in the Company, and Mr. McQueen is an interested person by virtue of his status as President and Treasurer of the Company.
/(1)/ Sole voting and investment power unless otherwise indicated in the notes below.
/(2)/   These shares are owned by the William H. and Virginia M. Sperber
        Family Trust, of which Mr. Sperber is a trustee.
/(3)/ These shares are held in an individual retirement account for the benefit of Mr. McQueen.
/(4)/ Includes 6,400 shares owned by the Nielsen Family Trust, of which Mr. Nielsen is a trustee. Does not include 1,550 shares owned by Mr. Nielsen's daughter, as to which he disclaims any beneficial interest.
/(5)/ Includes 66,000 shares owned by Federal United Corporation, a corporation which Mr. Bergstrom controls. Does not include 24,000 shares owned by Mr. Bergstrom's wife, 20,000 shares owned by Erik E. and Edith
        H. Bergstrom Foundation, Inc., and 14,305 shares owned by Sharon's Trust, of which Mr. Bergstrom is one of three trustees, as to all of which he disclaims any beneficial interest.
/(6)/ Mr. Bergstrom has licensed to the Company, on a perpetual, royalty-free, non-exclusive basis, the word Bergstrom for use in the Company's name in connection with its business as an investment company. Mr. Bergstrom may use or license the word Bergstrom in connection with other investment companies and other business enterprises.
/(7)/ Does not include 1,500 shares owned by Mr. Scott's wife, 950 shares held by Mr. Scott's son, 400 shares held by Mr. Scott's daughter, 2,800 shares owned by Mr. Scott's mother, 1,062 shares owned by Mr. Scott's sister, and 400 shares owned by Mr. Scott's brother, as to all of which Mr. Scott disclaims any beneficial interest.

Meetings of Directors and Committees Thereof

     During 2000, the Board of Directors held four meetings and the Audit Committee of the Board of Directors held three meetings. All directors attended all of these meetings.

     The current members of the Audit Committee are Messrs. Nielsen, Sperber and Scott, each of whom is independent as defined in the listing standards of the American Stock Exchange. The purposes of the Audit Committee are to oversee the Company's accounting and financial reporting policies and internal controls, to oversee the quality and objectivity of the Company's financial statements and to act as a liaison between the Company's independent accountants and the Board of Directors. Among other duties, the Audit Committee recommends to the Board of Directors the selection of the Company's independent accountants, reviews with the independent accountants the Company's annual audited financial statements, and considers any comments which the independent accountants may have regarding the Company's financial policies and procedures and internal accounting controls. A copy of the written charter of the Audit Committee, which has been adopted by the Board of Directors, is attached to this Proxy Statement as Appendix A.

     The Board of Directors has no Nominating Committee. The Board of Directors reviews the qualifications of and recommends a director or slate of directors for election by the stockholders at each Annual Meeting of Stockholders and appoints candidates to fill vacancies on the Board, subject to their qualifying under the 1940 Act. The Board of Directors will consider nominees for director recommended by stockholders. Such recommendations should include qualifications and biographical information and should be submitted to the Secretary of the Company.

Audit Committee Report

        At a meeting of the Audit Committee held on February 12, 2001, the Committee reviewed the Company's audited financial statements and discussed the financial statements with management and the independent accountants. The Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee discussed with the independent accountants the accountants' independence from management and reviewed the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) which had been previously provided. Based on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report to stockholders for the 2000 fiscal year.

                                     The Audit Committee:

                                         Norman R. Nielsen
                                         George Cole Scott
                                         William H. Sperber

Independent Accountants

     At a meeting of the Board of Directors of the Company held on June 18, 2001, the directors of the Company who were not "interested persons" of the Company selected Deloitte & Touche LLP ("Deloitte"), through its Boston office, to be the independent accountants of the Company, to carry out the audit of the Company's financial statements for the year ending December 31, 2001, and to perform such other audit and non-audit services as may be requested from time to time by the Company.

     The Company's financial statements for the year ended December 31, 2000 were audited by Deloitte. The following table sets forth the aggregate fees billed for professional services rendered for such year by Deloitte (a) for the audit of the Company's annual financial statements, (b) for financial information systems design and implementation services to the Company, the Adviser and any entities controlling, controlled by, or under common control with the Adviser that provide services to the Company ("Related Service Entities"), and (c) for all other services to the Company, the Adviser and any Related Service Entities:

                    Financial Information Systems
     Audit Fees     Design and Implementation Fees    All Other Fees
     ----------     ------------------------------    --------------

     $45,500                $ -0-/(1)/                 $3,000/(1)/

     ____________________
     /(1)/ No fees were billed for services rendered to the Adviser or any Related Service Entities.

     The Company's Audit Committee considered the non-audit services provided by Deloitte and, based in part on representations and information provided by Deloitte, determined that the provision of these services was compatible with maintaining Deloitte's independence.

     A representative of Deloitte & Touche LLP is expected to be present at the meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

Officers of the Company

     The present officers of the Company are William L. McQueen, President and Treasurer and Suzanne M. Schiffler, Secretary. Officers serve at the discretion of the Board of Directors. Neither Mr. McQueen nor Ms. Schiffler is an officer, director or employee of Dresdner RCM Global Investors LLC, the Company's investment adviser. Mr. McQueen's accounting firm, William L. McQueen & Associates, has been engaged by the Company to provide fund administration services and related office facilities to the Company. William L. McQueen & Associates receives no compensation from the Company for these services. However, Mr. McQueen receives compensation as a director and officer of the Company, as described under "Compensation of Directors and Executive Officer" below. From time to time, William L. McQueen & Associates has provided accounting services to William H. Sperber, one of the Company's directors. Ms. Schiffler is a certified public accountant and the daughter of Mr. McQueen.

Section 30(h) Beneficial Ownership Reporting Compliance

     Section 30(h) of the 1940 Act requires the Company's officers, directors and investment adviser, the affiliated persons of such investment adviser, and the beneficial owners of more than ten percent of the Company's Capital Stock to file initial reports of ownership and reports of changes in ownership of the Company's Capital Stock with the Securities and Exchange Commission and the American Stock Exchange, and to provide copies of such reports to the Company.

     Based solely on a review of the copies of such reports received by it and of written representations by reporting persons that no additional reports are due, the Company believes that all Section 30(h) filing requirements for 2000 were satisfied, except as follows. Caroline M. Hirst and Joseph M. Rusbarsky, officers of Dresdner RCM Global Investors LLC, the Company's investment adviser (the "Adviser"), failed to file on a timely basis their initial reports of ownership on Form 3. This information was subsequently reported on Form 3 filed on February 14, 2001. The Company has not received a copy of Form 5 or a representation that no Form 5 is required for 2000 from William S. Stack and Jeffrey S. Rudsten, former Members of the Board of Managers of the Adviser. The Company has been advised by the Adviser that Mr. Stack and Mr. Rudsten are no longer affiliated with the Adviser and that, to the best of the Adviser's knowledge, Mr. Stack and Mr. Rudsten have not held any shares of the Company.

Compensation of Directors and Executive Officer

     The following table sets forth the compensation paid by the Company to directors and the executive officer of the Company in 2000.

                                                  COMPENSATION TABLE

---------------------------------------------------------------------  ---------------------------------------------------
                               Aggregate          Pension or Retirement      Estimated Annual           Total Director
    Name of Person        Compensation From    Benefits Accrued as Part       Benefits Upon      Compensation From Company
    and Position               Company            of Company Expenses          Retirement          and Fund Complex/(1)/
---------------------------------------------------------------------  ---------------------------------------------------
Erik E. Bergstrom,        $17,500/(2)/                $0                        $0                        $17,500
Chairman of the
Board and Director

William L. McQueen,       $93,000/(3)/                $0                        $0                        $93,000
President, Treasurer
and Director

Norman R. Nielsen,        $17,500/(4)/                $0                        $0                        $17,500
Director

George Cole Scott,        $15,000/(5)/                $0                        $0                        $15,000
Director

William H. Sperber,       $17,500/(4)/                $0                        $0                        $17,500
Director

____________________
/(1)/ A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. Dresdner RCM Global Investors LLC, the adviser of the Company, as well as certain of its affiliates, act as investment advisers to investment companies other than the Company. However, none of the directors or the executive officer of the Company received any compensation from any such investment companies.

/(2)/ Consisted of a $15,000 director fee and a $2,500 fee for serving as Chairman of the Board.

/(3)/ Consisted of a $15,000 director fee and a $78,000 salary for serving as President and Treasurer of the Company.

/(4)/ Consisted of a $15,000 director fee and a $2,500 fee for serving on the Audit Committee.

/(5)/  Consisted of a $15,000 director fee.

          Director fees and Audit Committee fees are payable quarterly in arrears. Directors receiving director fees are also entitled to reimbursement for their expenses of attending meetings of the Board of Directors or its committees.

          Each of the Company's directors has agreed to reimburse the Company's operating expenses in any fiscal year which exceed 1.50% of the first $50,000,000 of the Company's average net assets and 1.00% of its average net assets thereafter, up to the amount of such director's director and committee fees for the year. The Company and its stockholders will bear any excess expenses beyond the amounts reimbursed. In 2000, operating expenses were .49% of the Company's average net assets.

Required Vote

          The election of the director requires the affirmative vote of a plurality of the shares voting and entitled to vote thereon at the meeting, in person or by proxy. The Board of Directors recommends a vote FOR the election of the nominee named above.


                    APPROVAL OF THE NEW ADVISORY AGREEMENT

                                 (Proposal 2)

          Stockholders of the Company are being asked to approve a new Investment Management and Advisory Agreement (the "New Advisory Agreement") between the Company and its current adviser, Dresdner RCM Global Investors LLC (the "Adviser"). The ultimate parent company of the Adviser, Dresdner Bank AG ("Dresdner"), has been acquired by Allianz AG, an international financial services organization headquartered in Munich, Germany ("Allianz"). A new advisory agreement is necessary because, as required under the 1940 Act, the former advisory agreement with the Adviser provided for its automatic termination in the event of its assignment. The Adviser has determined that the acquisition of Dresdner by Allianz resulted in an assignment of the former advisory agreement with the Adviser. Pending stockholder consideration of the New Advisory Agreement, the Board of Directors of the Company has approved an interim advisory agreement with the Adviser, as permitted by Rule 15a-4 under the 1940 Act.

Background of the Transaction

          On July 23, 2001, Allianz acquired substantially all of the outstanding shares of capital stock of Dresdner to create an integrated financial services firm (the "Transaction"). Under the terms of the Transaction, Allianz purchased shares from the shareholders of Dresdner for cash and stock valued at 53.13 Euros (approximately US $46.32) per Dresdner share. The Transaction makes Allianz one of the world's largest asset managers, with over US $1 trillion in assets under management. In addition to Dresdner RCM, Allianz's U.S. investment adviser subsidiaries include Pacific Investment Management Company LLC (PIMCO), Nicholas- Applegate Capital Management and Oppenheimer Capital.

          The Transaction has not had, and is not expected to have, any immediate impact on the services the Adviser provides to the Company or on the Adviser's capacity to provide the type, quality or quantity of services that it currently provides to the Company. The Adviser believes that the Transaction offers the potential to enhance its future ability to deliver quality investment advisory services. Specifically, the Adviser anticipates that its affiliation with Allianz may result in greater access of the Adviser to European markets and business opportunities and integration with the Adviser of the global expertise of the other Allianz affiliates. In addition, Allianz has made the growth of its asset management operations a central component of its business plans, which may result in further expansion of the Adviser's advisory business.

Information About Allianz AG

          Allianz is an international financial services company organized under the laws of Germany. The principal executive offices of Allianz are located at Koeniginstrasse 28, D-80802, Munich, Germany. Allianz is one of the world's leading financial service providers, offering insurance and asset management products and services through property-casualty insurance, life and health insurance and financial services business segments. Allianz engages in financial services operations through over 850 subsidiaries with approximately 120,000 employees in more than 70 countries around the world. Allianz had total assets at December 31, 2000 of US $371.9 billion, net income for the year ended December 31, 2000 of US $2.9 billion and total income for the year ended December 31, 2000 of US $65.0 billion. Allianz is a widely-held publicly traded company in which Munich Reinsurance ("Munich Re"), a German re-insurance company and holding company for the Munich Re Group, maintains a shareholder interest, an investment they have held for many years. Because Munich Re currently owns in excess of 25% of the outstanding voting securities of Allianz, it is presumed to "control" Allianz within the meaning of the 1940 Act. However, the Adviser has informed the Company that, consistent with past practice, Munich Re is not expected to be involved in the management of the Adviser. The principal executive offices of Munich Re are located at 80791 Munich, Germany.

Information About Dresdner RCM Global Investors LLC

          The Adviser has been the Company's investment adviser since November 1998. From 1986 until November 1998, the Adviser and its predecessors acted as a subadviser to the Company. The business address of the Adviser is Four Embarcadero Center, San Francisco, California 94111. The Adviser is a wholly-owned subsidiary of Dresdner RCM Global Investors U.S. Holdings LLC, which, in turn, is 99% owned by Dresdner, an international banking organization headquartered in Frankfurt, Germany, and 1% owned by Dresdner Kleinwort Wasserstein North America LLC ("DKRW"), a wholly-owned subsidiary of Dresdner. The business address of Dresdner is Jurgen-Ponto-Platz 1, D-60301, Frankfurt am Main, and of DKrW is 75 Wall Street, New York, New York 10005. Pending certain regulatory approvals, Allianz anticipates forming a holding company for Dresdner RCM and its other U.S. investment advisers.


          Certain information regarding the Board of Managers and principal executive officer of the Adviser is set forth below:

         Name and Address                 Position with the Adviser         Principal Occupation
  ---------------------------     -----------------------------------     ----------------------
   Gerhard Eberstadt                Member of Board of Managers            Member of Board of
   Jurgen-Ponto-Platz 1                                                    Managers, Dresdner
   D-60301 Frankfurt-am-Main                                               Bank AG
   Germany

         Name and Address                 Position with the Adviser         Principal Occupation
  ---------------------------     -----------------------------------     ----------------------
   George N. Fugelsang              Member of Board of Managers            President/Chief
   75 Wall Street                                                          Executive
   New York, NY                                                            Officer/Chairman,
                                                                           Dresdner Kleinwort
                                                                           Wasserstein Securities
                                                                           LLC

   Susan C. Gause*                  Member of Board of Managers; Chief     Positions with the
                                    Executive Officer; and Senior          Adviser
                                    Managing Director

   Luke D. Knecht*                  Member of Board of Managers and        Positions with the
                                    Managing Director                      Adviser

   Joachim Maedler                  Member of Board of Managers            Member of Board of
   Jurgen-Ponto-Platz 1                                                    Managers, Dresdner
   D-60301 Frankfurt-am-Main                                               Bank AG
   Germany

   William L. Price*                Chairman of Board of Managers;         Positions with the
                                    Senior Managing Director; and Global   Adviser
                                    Chief Investment Officer



 (*) The address for these individuals is Four Embarcadero Center, San Francisco, California 94111./


Former Investment Management and Advisory Agreement

          On November 9, 1998, the Company's stockholders approved the former Investment Management and Advisory Agreement between the Company and the Adviser (the "Former Advisory Agreement"). The Former Advisory Agreement was last approved by the unanimous vote of the Board of Directors on August 14, 2000 for a term expiring November 9, 2001. The Former Advisory Agreement continued thereafter automatically for successive annual periods, provided that such continuance was specifically approved at least annually by vote of a majority of the outstanding voting securities of the Company or by the Board of Directors of the Company, together with, in each instance, the vote of a majority of those directors who are not "interested persons" of the Company or the Adviser. The Former Advisory Agreement could be terminated at any time without penalty by a vote of a majority of the outstanding voting securities of the Company or by a vote of a majority of the entire Board of Directors of the Company upon sixty days' written notice to the Adviser or by the Adviser on sixty days' written notice to the Company. The Former Advisory Agreement automatically terminated upon its assignment.

     Under the Former Advisory Agreement, the Adviser managed the investment and reinvestment of the cash and securities of the Company, subject to overall supervision by the Company's Board of Directors. The Adviser was also responsible for maintaining certain books and records, rendering reports to the Board of Directors, performing its duties in accordance with Company policies and applicable law and bearing the expenses of its employees and overhead. All other expenses of the Company, including Mr. McQueen's salary as President and Treasurer of the Company and payment to State Street Bank and Trust Company for accounting services, were borne by the Company.

     Set forth below is the schedule of annual fees payable by the Company to the Adviser under the Former Advisory Agreement. The fee was calculated and paid quarterly in arrears based on the securities and cash held by the Company on the last business day of the preceding quarter.

        Market Value of Securities and Cash                          Fee
        -----------------------------------                          ---

        On the first $10,000,000 or fraction thereof.....      0.70% annually
        On the next $10,000,000 or fraction thereof......      0.60% annually
        On the next $20,000,000 or fraction thereof......      0.50% annually
        On the next $20,000,000 or fraction thereof......      0.35% annually
        On the next $40,000,000 or fraction thereof......      0.30% annually
        On sums exceeding $100,000,000...................      0.25% annually

During the fiscal year ended December 31, 2000, the Company paid the Adviser $794,612 in fees pursuant to the Former Advisory Agreement.

     Under the Former Advisory Agreement, the Adviser had authority to invest a portion of the Company's assets in the shares of any other investment company advised by the Adviser. Such shares were not included in the calculation of the market value of securities and cash managed by the Adviser. As of June 30, 2001, approximately $5.2 million, $6.7 million and $1.3 million, respectively, of the Company's assets were invested in the Dresdner RCM International Growth Equity Fund, the Dresdner RCM MidCap Fund and the Dresdner RCM Global Technology Fund (together, the "Dresdner RCM Funds"), each a series of Dresdner RCM Global Funds, Inc., an open end investment company which is advised by the Adviser.
The Dresdner RCM International Growth Equity Fund and the Dresdner RCM MidCap Fund pay the Adviser an annual fee of 0.75% of average net assets, and the Dresdner RCM Global Technology Fund pays the Adviser an annual fee of 1.00% of average net assets. These fees are higher than the fees that are paid by most investment companies; however, these fees are comparable to the fees paid by other investment companies with similar investment objectives. Although the Company does not pay these fees to the Adviser directly, any return of the Company on its investment in the Dresdner RCM Funds, like any return of the Company on its investment in other investment companies, is reduced by the amount of these fees. As of June 30, 2001, approximately 9.02% of the Company's total assets was invested in investment companies, including the Dresdner RCM Funds. The Dresdner RCM Funds do not charge any sales load, redemption fee or distribution fee.

     Under the Former Advisory Agreement, all orders for the purchase and sale of securities for the Company were to be placed in such markets and through such brokers as in the Adviser's best judgment offered the most favorable price and market. The Adviser could effect securities transactions which cause the Company to pay a commission in excess of the commission another broker or dealer would have charged, provided that the Adviser determined in good faith that the commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer, viewed in terms of the specific transaction or the Adviser's overall responsibilities to its clients. The receipt of such brokerage and research services did not decrease the advisory fee payable to the Adviser, and to the extent such services were provided without cost to the Adviser, the expenses of the Adviser in rendering advice to the Company were reduced. During 2000, the Company did not pay any brokerage commissions to any Affiliated Broker, as defined in the proxy rules, including any broker affiliated with the Adviser.

Interim Investment Management and Advisory Agreement

     The Transaction effected a termination of the Former Advisory Agreement as of the closing of the Transaction. Pursuant to Rule 15a-4 under the 1940 Act, the Board of Directors on June 18, 2001 approved an interim Investment Management and Advisory Agreement (the "Interim Advisory Agreement") between the Adviser and the Company commencing as of the closing of the Transaction. The Interim Advisory Agreement is substantially the same as the Former Advisory Agreement. It differs from the Former Advisory Agreement in two principal respects. First, it will terminate no later than December 20, 2001 and cannot be continued beyond that date. Second, all compensation earned by the Adviser under the Interim Advisory Agreement is being held in an interest-bearing escrow account with the Company's custodian pending approval by the stockholders of the New Advisory Agreement. If the New Advisory Agreement is approved by the Company's stockholders by December 20, 2001, the Adviser will be paid the amount in the escrow account (including interest earned). If the New Advisory Agreement is not approved by the Company's stockholders by such date, the Adviser will be paid the lesser of (i) any costs it incurred in performing the Interim Advisory Agreement (plus interest earned on that amount while in escrow) or (ii) the amount in the escrow account (including interest earned).

New Investment and Advisory Agreement

     The terms of the New Advisory Agreement are identical in all material respects to those of the Former Advisory Agreement, with the exception of the effective date and termination date. The New Advisory Agreement will become effective upon its approval by the stockholders of the Company. The New Advisory Agreement will continue in effect for two years and thereafter from year to year, subject to approval annually in accordance with its terms.


     Stockholders should refer to Appendix B attached hereto for the complete terms of the New Advisory Agreement. The descriptions of the Former Advisory Agreement and the New Advisory Agreement set forth herein are qualified in their entirety by the provisions of Appendix B.

     Section 15(f) of the Investment Company Act provides that, when a change in the control of an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). No such compensation arrangements are contemplated in the Transaction.

     The second condition in Section 15(f) is that, during the three year period immediately following the change of control, at least 75% of an investment company's Board of Directors must not be "interested persons" of the investment adviser of the investment company or the predecessor investment adviser within the meaning of the 1940 Act. As of the closing of the Transaction, no members of the Company's Board of Directors were "interested persons" of the Adviser.

     The Company has entered into a reimbursement agreement ("the Reimbursement Agreement") with the Adviser pursuant to which the Adviser has agreed to reimburse the Company for any expenses the Company reasonably incurs in connection with its consideration of the New Advisory Agreement. These include expenses associated with meetings of the Company's Board of Directors, the solicitation of stockholder approval, the preparation and negotiation of the Reimbursement Agreement, the Interim Advisory Agreement and the New Advisory Agreement, and related legal and custodial services. In connection with Section 15(f) of the 1940 Act, the Adviser has agreed in the Reimbursement Agreement not to take any action that would constitute an "unfair burden" on the Company and not to cause more than 25% of the Board of Directors of the Company to become "interested persons" of the Adviser. The Adviser has also made certain representations to the Company and agreed to indemnify the Company against certain liabilities, including those arising out of information provided by them for use in this Proxy Statement.

Recommendation and Required Vote

     The Board of Directors of the Company met on June 18, 2001 to consider the effect of the Transaction on the Company, the Interim Advisory Agreement and the New Advisory Agreement. At the meeting, the Board of Directors reviewed, among other information, written and oral reports and compilations provided by the Adviser, including information concerning the Transaction and Allianz and comparative data from independent sources as to the Adviser's investment performance and advisory fees. In connection with its review, the Board took into account a number of factors, including: the historic performance of the Adviser's portion of the Company's portfolio; the quality of past services rendered by the Adviser; the terms of the Former Advisory Agreement, the Interim Advisory Agreement and the New Advisory Agreement, including the fees payable thereunder; the performance of and fees paid by comparable funds; the investment practices of the Adviser; the profitability of the Adviser and the benefits accruing to it as a result of its affiliation with the Company, including research services received in return for allocating brokerage of the Company; the qualifications of the employees of the Adviser providing services to the Company; assurances from the Adviser that there would be no material changes in the services rendered by the Adviser or in the personnel providing those services; the proposed arrangements among Allianz, Dresdner, the Adviser and the key employees of the Adviser; the financial and other resources of Allianz and the Adviser; the expected benefits of the Transaction to the Company, including the expertise and reputation of Allianz and its affiliates in global markets; and the agreement by the Adviser to pay the expenses incurred by the Company in connection with the Transaction. Of particular significance to the Board was the expectation that the services to be rendered by the Adviser to the Company would remain substantially unchanged after the Transaction.

     As a result of its deliberations, the Board of Directors, including all of the directors who are not parties to the New Advisory Agreement or "interested persons" of any such parties under the 1940 Act, unanimously approved the Interim Advisory Agreement and the New Advisory Agreement as being in the best interests of the Company and its stockholders and recommended the New Advisory Agreement to the stockholders for their approval.

     The affirmative vote of the holders of a majority of the outstanding shares of the Company is required to approve the New Advisory Agreement. "Majority" for this purpose under the 1940 Act means the lesser of (i) 67% or more of the shares represented at the meeting if more than 50% of the shares are represented or (ii) more than 50% of the outstanding shares of the Company. In the event the New Advisory Agreement is not approved by the Company's stockholders, the Board of Directors will take such action as it deems to be in the best interests of the Company and its stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS OF THE COMPANY VOTE FOR THE NEW ADVISORY AGREEMENT.

     The information in this Proxy Statement concerning the Adviser, Dresdner, Allianz and their respective affiliates has been provided to the Company by the Adviser.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the Annual Meeting of Stockholders to be held during 2002 must be received at the Company's principal office on or before May 23, 2002 in order to be considered for inclusion in the Company's Proxy Statement and form of Proxy for such meeting.

     The Company may exercise discretionary voting authority with respect to stockholder proposals for the 2002 Annual Meeting which are not included in the Company's Proxy Statement and form of Proxy, if notice of such proposals is not received at the Company's principal office on or before August 6, 2002. Even if timely notice is received, the Company may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote Proxies that stockholders have executed and returned to the Company on matters not specifically reflected on the form of Proxy.

                                OTHER BUSINESS

     As of August 9, 2001 the Company did not have notice of any business to come before the meeting other than as set forth in the Notice of Annual Meeting of Stockholders. If any other business is properly brought before the meeting, or any adjournment thereof, all Proxies will be voted in accordance with the best judgment of the persons voting such Proxies as to such business.

September 20, 2001

                                  APPENDIX A

                            AUDIT COMMITTEE CHARTER

                               February 12, 2001


          This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Directors of Bergstrom Capital Corporation (the "Corporation"). The Committee was established by the Board of Directors of the Corporation to provide oversight with respect to the accounting and financial reporting policies and practices of the Corporation.

1.   Organization.  The Committee shall be composed of three or more members of
     ------------
     the Corporation's Board of Directors who are independent directors (as defined in the listing standards of the American Stock Exchange). Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment. At least one member of the Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

2.   Meetings.  The Committee shall meet on a regular basis as necessary or
     --------
     appropriate and is empowered to hold special meetings as circumstances require. Meetings of the Committee shall be held in accordance with the same procedures as meetings of the Board of Directors.

3.   Committee Purposes.  The purposes of the Committee are as follows:
     ------------------

     (a) To oversee the accounting and financial reporting policies and practices of the Corporation, its internal controls and, as appropriate, the internal controls of certain service providers to the Corporation;

     (b) To oversee the quality and objectivity of the Corporation's financial statements and the independent audit thereof; and

     (c) To act as a liaison between the Corporation's independent auditors and the full Board of Directors.

     The function of the Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls, and the independent auditors' responsibility to plan and carry out a proper audit.

4.   Duties and Powers.  To carry out the purposes specified in Paragraph 3
     -----------------
     above, the Committee shall have the following duties and powers:

     (a) To recommend to the Board of Directors the selection of the Corporation's independent auditors, on the condition that the independent auditors are ultimately accountable to the Board of Directors and the Committee and that the Committee and the Board of Directors shall have the authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for stockholder approval in any proxy statement);

     (b) To request and evaluate on an annual basis a formal written statement from the independent auditors delineating all significant relationships between the independent auditors and the Corporation and the independent auditors and the Corporation's investment adviser and recommend that the Board of Directors take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the auditors' independence;

     (c) To meet with the Corporation's independent auditors, including private meetings as necessary (i) to review the arrangements for and scope of the annual audit of the Corporation's financial statements and any special audits; (ii) to review the Corporation's audited financial statements and discuss any matters of concern relating thereto, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Corporation's financial policies and procedures and internal accounting controls, and management's responses thereto; and (iv) to review the form of the opinion the auditors propose to render to the Board of Directors and the stockholders of the Corporation;

     (d) To meet regularly with the chief financial officer of the Corporation to discuss any matters addressed herein that the Committee believes should be raised with said officer;

     (e) To review such other matters or information that the Committee believes may be relevant to the independent auditors, the audit engagement, or the Corporation's financial policies and procedures or internal accounting controls;

     (f) To report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5.   Resources and Authority.  The Committee shall have the resources and
     -----------------------
     authority appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain such experts or consultants as the Committee deems necessary or appropriate to fulfill such responsibilities at the expense of the Corporation.

6.   Periodic Review of Charter.  The Committee shall review this Charter at
     --------------------------
     least annually and recommend any changes to the full Board of Directors.

                                  APPENDIX B

                 INVESTMENT MANAGEMENT AND ADVISORY AGREEMENT

          THIS AGREEMENT is entered into as of the ___th day of November, 2001 by and between Dresdner RCM Global Investors LLC, a Delaware limited liability company (the "Adviser"), and Bergstrom Capital Corporation, a Delaware corporation (the "Client"):

          1. Subject to the supervision of the Board of Directors of the Client (the "Board of Directors"), the Client hereby grants to the Adviser full authority, and the Adviser hereby agrees, to manage the investment and reinvestment of the cash and securities in the account of the Client (the "Account") presently held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 (the "Custodian"), the proceeds thereof, and any additions thereto, in the Adviser's discretion but consistent with the investment objectives, policies and restrictions of the Client as they may be amended from time to time. In this connection, the Adviser shall not be required to take any action with respect to the voting of proxies solicited by or with respect to the issuers of securities in which Account assets may be invested.

          2. In consideration of the services performed by the Adviser hereunder, the Client will pay to the Adviser, as they become due and payable, management fees determined in accordance with the attached Schedule of Fees.

          3. Nothing contained herein shall be deemed to authorize the Adviser to take or receive physical possession of any cash or securities held in the Account by the Custodian, it being intended that sole responsibility for safekeeping thereof (in such investments as the Adviser may direct), and the consummation of all such purchases, sales, deliveries and investments made pursuant to the Adviser's direction, shall rest upon the Custodian.

          4. (a) Unless otherwise specified in writing to the Adviser by the Client, all orders for the purchase and sale of securities for the Account shall be placed in such markets and through such brokers as in the Adviser's best judgment shall offer the most favorable price and market for the execution of each transaction. The Client understands and agrees that the Adviser may effect securities transactions which cause the account to pay an amount of commission in excess of the amount of commission another broker or dealer would have charged. Provided, however, that the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by such broker or dealer, viewed in terms of either the specific transaction or the Adviser's overall responsibilities to the accounts for which the Adviser exercises investment discretion. The Client also understands that the receipt and use of such services will not reduce the Adviser's customary and normal research activities.

               (b) The Client agrees that the Adviser may aggregate sales and purchase orders of securities held in the Account with similar orders being made simultaneously for other portfolios managed by the Adviser if, in the Adviser's reasonable judgment, such aggregation shall result in an overall economic benefit to the Account, taking into consideration the advantageous selling or purchase price and brokerage commission. In accounting for such aggregated order, price and commission shall be average on a per bond or share basis daily. The Client acknowledges that the Adviser's determination of such economic benefit to the Account is based on an evaluation that the Account is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions, or a combination of these and other factors.

          5. The Adviser represents that it is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

          6.   The Adviser agrees:

               (a) to give the Client the benefit of the Adviser's best judgment and efforts in rendering services to the Client as provided in this Agreement;

               (b) to furnish the Client with monthly statements of the Account, valued, for each security listed on any national securities exchange at the last quoted sale price on the valuation date reported on the composite tape or, in the case of securities not so reported, by the principal exchange on which the security is traded, and for any other security or asset in a manner determined in good faith by the Adviser to reflect its fair market value;

               (c) to furnish the Client with statements evidencing any purchases and sales for the Account as soon as practicable after such transaction has taken place;

               (d) to maintain books and records with respect to the Client's portfolio transactions and to surrender promptly to the Client any of such records upon the Client's request;

               (e) to render to the Board of Directors such periodic and special reports as the Board may reasonably request from time to time;

               (f) to perform its duties under this Agreement in conformity with the Client's Certificate of Incorporation, By-Laws and Form N-2 Registration Statement, with the requirements of applicable federal and state laws and regulations, with the requirements of the Internal Revenue Code affecting the Client's status as a regulated investment company, and with the instructions of the Board of Directors, all as may be amended from time to time;

               (g) to bear all expenses related to compensation of its employees and to its overhead in connection with its duties under this Agreement;

               (h)  to maintain strict confidence in regard to the Account;

               (i) to notify the Client of any change in ownership of the Adviser in advance, if reasonable, and otherwise as soon as practicable after such change occurs, and

               (j) to indemnify the Client against any losses, claims, damages, liabilities or expenses arising out of or based upon any untrue statement of any material fact contained in any registration statement, prospectus, proxy statement, report or other document, or any amendment or supplement thereto, or arising out of or based upon any omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent that such untrue statement or omission was made in reliance upon and in conformity with information furnished to the Client by the Adviser specifically for use in the preparation thereof.

          7.   The Client agrees:

               (a) to advise the Adviser of the investment objectives, policies and restrictions of the Client as they apply to the Account and of any changes or modifications therein and to notify the Adviser of any other changes in the Account, including any amendments to the Client's Certificate of Incorporation or By-Laws, of which the Adviser would not otherwise have knowledge and which would be material to the Adviser;

               (b) to give the Adviser written notice of any investments made for the Account that the Client deems to be in violation of the investment objectives, policies or restrictions of the Client;

               (c) to maintain in strict confidence and for use only with respect to the Client all investment advice given by the Adviser; and

               (d) not to hold the Adviser, or any of its managers, officers or employees, liable under any circumstances for any error of judgment or other action taken or omitted by the Adviser in the good faith exercise of its powers hereunder, or arising out of an act or omission of the Custodian or of any broker or agent selected by the Adviser in good faith and in a commercially reasonable manner, excepting matters as to which the Adviser shall be finally adjudged to have been guilty of willful misfeasance, bad faith, gross negligence, reckless disregard of duty or breach of fiduciary duty involving personal misconduct (all as used in the Investment Company Act of 1940, as amended (the "1940 Act")).

          8.   The Client understands and agrees:

               (a) that the Adviser performs investment management services for various clients and that the Adviser may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken with respect to the Account, so long as it is the Adviser's policy, to the extent practical, to allocate investment opportunities to the Account over a period of time on a fair and equitable basis relative to other clients; and

               (b) that the Adviser shall have no obligation to purchase or sell for the Account any security which the Adviser, or its directors, officers or employees, may purchase or sell for its or their own accounts or the account of any other client, if in the opinion of the Adviser such transaction or investment appears unsuitable, impractical or undesirable for the Account.

          9. This Agreement shall remain in effect for two years from the date hereof and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by vote of a majority of outstanding voting securities (as used in the 1940 Act) of the Client or by the Board of Directors, together with, in each instance, the vote of a majority of those directors of the Client who are not interested persons (as used in the 1940 Act) of the Client or the Adviser cast in person at a meeting called for the purpose of voting on such continuance. The Client may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days' written notice to the Adviser either by majority vote of the Board of Directors or by the vote of a majority of the outstanding voting securities (as used in the 1940 Act) of the Client. The Adviser may at any time terminate this Agreement without payment of penalty on sixty days' written notice to the Client. This Agreement shall immediately terminate in the event of its assignment (as used in the 1940 Act).

          10. This Agreement shall be construed in accordance with the laws of the State of California and the applicable provisions of the 1940 Act. To the extent applicable law of the State of California, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

          11. Each of the individuals whose signature appears below warrants that he has full authority to execute this Agreement on behalf of the party on whose behalf he has affixed his signature to this Agreement.


Dated:  November __, 2001.

DRESDNER RCM GLOBAL INVESTORS LLC       BERGSTROM CAPITAL CORPORATION


By:    __________________________       By:    __________________________
Name:  __________________________       Name:  __________________________
Title: __________________________       Title: __________________________

                               SCHEDULE OF FEES

Effective Date:  November __, 2001.

          (a) The fee for the period from the effective date referred to above to the end of the calendar quarter shall be obtained by multiplying the market value of cash and securities in the Account as of the close of business on the last day of the calendar quarter by one-fourth of the applicable annual fee rate(s) indicated below, prorated for the percentage of the calendar quarter which the Account is under management.

          (b) The fee for subsequent calendar quarters shall be obtained by multiplying the market value of cash and securities in the Account as of the close of business on the last day of the calendar quarter by one-fourth of the applicable annual fee rate(s) indicated below.

          (c) If the Investment Management and Advisory Agreement terminates prior to the end of a calendar quarter, the fee for the period from the beginning of such calendar quarter to the date of termination shall be obtained by multiplying the market value of cash and securities in the Account as of the close of business on the date of termination by one-fourth of the applicable annual fee rate(s) indicated below, prorated for the percentage of the calendar quarter which the Account is under management.

          (d) Shares of any investment company advised by the Adviser or any affiliate of the Adviser shall not be considered securities in the Account for purposes of the foregoing calculations.

          (e)  All fees shall be payable upon receipt of a fee statement.

               VALUE OF SECURITIES AND CASH                           FEE
               ----------------------------                           ---

               On the first $10,000,000 or fraction thereof....   70% annually
               On the next $10,000,000 or fraction thereof.....   60% annually
               On the next $20,000,000 or fraction thereof.....   50% annually
               On the next $20,000,000 or fraction thereof.....   35% annually
               On the next $40,000,000 or fraction thereof.....   30% annually
               On sums exceeding $100,000,000..................   25% annually


Dated:  November __, 2001.

DRESDNER RCM GLOBAL INVESTORS LLC       BERGSTROM CAPITAL CORPORATION


By:    __________________________       By:    __________________________
Name:  __________________________       Name:  __________________________
Title: __________________________       Title: __________________________

                                   P R O X Y

                         BERGSTROM CAPITAL CORPORATION

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned hereby appoints WILLIAM L. McQUEEN and SUZANNE M. SCHIFFLER, and each of them, with full power of substitution, as proxies for the undersigned, to vote, act and consent with respect to any and all shares of the Capital Stock, $1 par value, of Bergstrom Capital Corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held in the Kirkland Cutter Room, The Rainier Club, 820 Fourth Avenue, Seattle, Washington, at 11:00 a.m., Seattle time, on November 5, 2001, and at any continuation or adjournment thereof, with all powers the undersigned would possess if personally present, upon such business as may properly come before the Meeting including the matters indicated on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR ELECTION AND FOR PROPOSAL 2.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement.

                STOCKHOLDERS ARE URGED TO MARK, SIGN AND RETURN
                      THIS PROXY IN THE ENVELOPE PROVIDED.
                    PLEASE DO NOT FORGET TO DATE THIS PROXY.


Please date and sign exactly as your name(s) appear(s) on the reverse side. Joint owners should each sign. If signing as executor, administrator, attorney, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by authorized officer. If a partnership, sign in the name of authorized person.


HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

-------------------------                -------------------------

-------------------------                -------------------------

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

BERGSTROM CAPITAL CORPORATION

1. Election of Director (unless authority to vote for the nominee named below is withheld as provided below).

                                                    FOR          WITHHELD
     William H. Sperber                             [_]             [_]

2. Approval of the new Investment Management     FOR      AGAINST       ABSTAIN
   and Advisory Agreement with Dresdner RCM      [_]        [_]           [_]
   Global Investors LLC.


3. To vote in their discretion on such other matters as may properly come before the Meeting or any adjournment thereof.

        This Proxy covers shares registered as designated hereon. Proxies for other forms of registration must be voted separately.


Mark box at right if address change or comment has been noted on
the reverse side of this card.                  [_]

Please be sure to sign and date this Proxy.


-------------------------------------------------------------------------------
Signature:__________  Date: __________  Signature:_________  Date:_________


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